Exhibit 99.2

Supplemental Financial Information Package – Q4 2015

February 10, 2016

Information is as of December 31, 2015, except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Forward Looking Statements and Other Disclosures

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets; and changes in business conditions and the general economy.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other periodic reports filed with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 3 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on slide 18.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.

Past performance is not indicative nor a guarantee of future returns.

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by

ARI.

ARI Q4 2015 Earnings Call

February 10, 2016

Stuart Rothstein

Chief Executive Officer and President

Scott Weiner

Chief Investment Officer of the Manager

Megan Gaul

Chief Financial Officer, Treasurer and Secretary

Hilary Ginsberg

Investor Relations Manager

Financial Summary

APOLLO
COMMERCIAL REAL ESTATE FINANCE

($ amounts in thousands, except per share data)	Three Months Ended			Twelve Months Ended		
Income Statement	**December 31, 2015**	**December 31, 2014**	**% Change**	**December 31, 2015**	**December 31, 2014**	**% Change**
Interest income	$ 55,516	$ 37,789	46.9%	$ 192,164	$ 123,347	55.8%
Interest expense	$ (12,275)	$ (10,740)	14.3%	$ (48,861)	$ (26,541)	84.1%
Net interest income	$ 43,241	$ 27,049	59.9%	$ 143,303	$ 96,806	48.0%
Operating earnings[(1)]	$ 32,352	$ 21,179	52.8%	$ 112,697	$ 73,982	52.3%
Operating earnings per diluted share[(1)]	$ 0.48	$ 0.45	6.7%	$ 1.90	$ 1.69	12.4%
Diluted weighted average shares of common stock outstanding	67,754,673	47,085,617	43.9%	59,273,280	43,684,805	35.7%

Balance sheet	**December 31, 2015**	**December 31, 2014**	**% Change**
Investments at amortized cost [(2)]	$ 2,464,897	$ 1,618,623	52.3%
Net equity in investments at cost	$ 1,569,250	$ 1,026,556	52.9%
Common stockholders' equity	$ 1,089,174	$ 768,819	41.7%
Preferred stockholders' equity	$ 286,250	$ 86,250	231.9%
Outstanding repurchase agreement borrowings	$ 925,774	$ 622,194	48.8%
Convertible senior notes	$ 248,173	$ 246,464	0.7%
Debt to common equity[(3)]	1.1x	1.2x	
Fixed charge coverage[(4)]	2.7x	2.8x	

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, and (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.*

(2) *Includes Commercial Mortgage-Backed Securities ("CMBS"), held-to-maturity, which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2015, ARI had one such participation sold with a carrying amount of $88,984. Subordinate loans also are net of a participation sold in February 2015. At December 31, 2015, this participation sold had a face amount of £19,850 and a carrying amount of $29,250.*

(3) *Debt to common equity is net of participations sold.*

(4) *Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.*

3

Historical Financial Overview

APOLLO
COMMERCIAL REAL ESTATE FINANCE

Operating Earnings ($000s) (1)



$120,000
$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$112,697
52.3%
$8,277
$7,643
$7,086
$5,047
$7,376
$9,218
$8,526
$8,796
$14,488
$13,272
$11,721
$11,963
$21,179
$20,768
$18,045
$13,991
$32,352
$31,742
$26,385
$22,222
2011
2012
2013
2014
2015

Operating Earnings per Share of Common Stock(1)



$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.90
12.4%
$0.39
$0.38
$0.40
$0.29
$0.27
$0.44
$0.41
$0.42
$0.39
$0.35
$0.31
$0.39
$0.45
$0.44
$0.42
$0.37
$0.48
$0.53
$0.45
$0.44
2011
2012
2013
2014
2015

Net Interest Income ($000s)



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$143,303
55.8%
$10,946
$10,236
$9,683
$7,599
$12,303
$13,236
$11,951
$11,187
$20,021
$18,786
$17,233
$17,067
$27,049
$26,570
$23,784
$19,403
$43,241
$38,691
$32,817
$28,554
2011
2012
2013
2014
2015

Dividends per Share of Common Stock



$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.78
11.3%
$0.40
$0.46
$0.44
2011
2012
2013
2014
2015

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains losses, and (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.*

4

Q4 Financial Highlights

Financial Results & Earnings Per Share

Operating Earnings for the quarter ended December 31, 2015 of $32.4 million, or $0.48 per diluted share of common stock, a 6.7% per share increase as compared to Operating Earnings of $21.2 million, or $0.45 per diluted share of common stock for the quarter ended December 31, 2014(1)

– Net interest income of $43.2 million

– Total expenses of $8.3 million, comprised of management fees of $5.3 million, G&A of $1.3 million and equity-based compensation of $1.7 million

– Net income available to common stockholders for the quarter ended December 31, 2015 of $21.4 million, or $0.32 per diluted share of common stock

Dividends

Declared a dividend of $0.46 per share of common stock for the quarter ended December 31, 2015

- Second increase to quarterly divided per share of common stock in 2015; 15% total increase for 2015

- 11.8% annualized dividend yield based on $15.61 closing price on February 8, 2016

Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of $0.5391 per share for stockholders of record on December 31, 2015

Declared a dividend on the Company’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock of $0.6333 per share for stockholders of record on December 31, 2015

Book Value

GAAP book value of $16.21 per share as of December 31, 2015

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, and (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share. 5

Q4 – New Investments and Funding

Summary of New Investments

Quarter Ended Year Ended 12/31/2015 12/31/2015 Number of Loans Closed 5 21 Commitments to New Loans ($000s) $289,904 $1,143,952 Funding of New Loans ($000s) $289,904 $1,032,050 Fixed Rate %/Floating Rate %(1) 0%/100% 4%/96% First Mortgage %/Subordinate Loan %(1) 35%/65% 41%/59% Weighted Average Loan-to-Value 68% 63% Weighted Average Levered IRR(2) 14% 15% Funding of Previously Closed Loans ($000s) $25,709 $263,214

[Graphic Appears Here]

(1) Based upon committed amount of loan.

(2) The Internal Rate of Return (“IRR”) for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown herein. See “Item

1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended

December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

Commercial Real Estate Debt Portfolio Overview

APOLLO
COMMERCIAL REAL ESTATE FINANCE

Asset Type (\$000s)	Amortized Cost	Borrowings	Equity at Cost[1]	Remaining Weighted Average Life (years)[2]	Current Weighted Average Underwritten IRR[3]	Fully-Levered Weighted Average Underwritten IRR[3][4]
First Mortgage Loans	\$ 994,301	\$ 491,870	\$ 502,431	3.1	14.9%	14.9%
Subordinate Loans[5][6]	966,343	-	966,343	3.8	13.1	13.1
CMBS	504,253	433,904	100,476	1.6	16.1	16.1
Investments at December 31, 2015	**\$ 2,464,897**	**\$ 925,774**	**\$ 1,569,250**	**3.1 Years**	**13.8%**	**13.8%**

(1) CMBS includes \$30.1 million of restricted cash related to the Company's master repurchase agreement with UBS AG (the "UBS Facility").

(2) Remaining Weighted Average Life assumes all extension options are exercised.

(3) The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

(4) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the availability of the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such availability, the levered weighted average underwritten IRR will be lower than the amount shown above.

(5) Subordinate loans are net of a participation sold during February 2015. The Company presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2015, the Company had one such participation sold with a face amount of £19,850 (\$29,250) and a carrying amount of £19,850 (\$29,250).

(6) Subordinate loans also include CMBS (Held-to-Maturity), which are net of a participation sold during June 2014. At December 31, 2015, the Company presented the participation sold as an asset of \$88,984 and non-recourse liabilities of \$88,951 because the participation does not qualify as a sale according to GAAP.

7

Commercial Real Estate Debt Portfolio Overview

Net Invested Equity at Amortized Cost Basis(1)

CMBS

6%

Subordinate Loans

62%

First Mortgage

Loans

32%

Property Type by Net Equity

Geographic Diversification by Net Equity

Securities

6%

International

20%

New York City

Residential—for sale

Residential—rental

29%

31%

14%

Southwest

2%

Industrial

5%

West

7%

Northeast (excluding

NYC)

5%

Retail

Midwest

8%

Hotel

11%

Securities

23%

6%

Ski Resort

Southeast

1%

Healthcare Office Mixed Use

Mid-Atlantic

6%

6%

5%

1%

14%

(1)

Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $118,234. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.

Commercial Real Estate Loan Portfolio – Maturity and Type

Fully Extended Loan Maturities and Future

(1)(2)(3)(4) Loan Position and Rate Type(1)(3) Fundings

$800

Senior Loan Fixed $683.7 7% $700

$600 $581.3 Subordinate Loan Fixed Senior Loan 12%

Millions) $500 Floating

43% in $400

($ $334.7

$300 $229.5

$200

$105.1 $86.1 $88.7 $100 Subordinate Loan $41.7 $50.0 $32.0 $25.0 Floating $-

$0 38%

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Fully extended maturity Future funding commitment

81% Floating Rate/19% Fixed Rate

(1) Based upon face amount of loans; does not include CMBS, but does include CMBS, held-to-maturity. (2) Maturities reflect the fully funded amounts of the loans.

(3) Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $118,234. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. (4) Future funding dates are based upon the Manager’s projections and are subject to change.

Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

APOLLO
COMMERCIAL REAL ESTATE FINANCE

Senior Loans

Description ($ in thousands)	Location	Balance at 12/31/2015	Starting LTV	Ending LTV
First Mortgage - Retail	Ohio	$ 165,000	0%	55%
First Mortgage - Retail[1]	New York	$ 105,680	0%	61%
First Mortgage - Hotel[2]	New York	$ 100,968	0%	52%
First Mortgage - Destination homes	Various	$ 94,147	0%	47%
First Mortgage - Pre-development loan	New York	$ 67,300	0%	58%
First Mortgage - Condominium	Maryland	$ 65,125	0%	61%
First Mortgage - Office	Virginia	$ 54,000	0%	66%
First Mortgage - Destination homes	New York/Hawaii	$ 50,000	0%	75%
First Mortgage - Multifamily[3]	North Dakota	$ 54,691	0%	90%
First Mortgage - Condo development[4]	Maryland	$ 50,000	0%	68%
First Mortgage - Retail	Florida	$ 45,000	0%	75%
First Mortgage - Hotel	St. Thomas	$ 42,000	0%	62%
First Mortgage - Multifamily	New York	$ 34,500	0%	72%
First Mortgage - Hotel	Pennsylvania	$ 34,000	0%	65%
First Mortgage - Retail	Florida	$ 33,000	0%	71%
First Mortgage - Condominium[5]	New York	$ 30,499	0%	46%
Total/Weighted Average		$ 1,025,910		62%



0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

(1) This whole loan includes a first mortgage with an outstanding balance of $93,333 and a mezzanine loan with an outstanding balance of $12,347. LTV is based upon fully committed loan amount of $121,460.
(2) This whole loan includes a first mortgage with an outstanding balance of $98,373 and a mezzanine loan with an outstanding balance of $2,595.
(3) This whole loan includes a first mortgage with an outstanding balance of $49,691 and a mezzanine loan with an outstanding balance of $5,000.
(4) LTV is based upon the fully committed loan amount of $65,100.
(5) This whole loan includes a first mortgage loan with an outstanding balance of $24,114 and a mezzanine loan with an outstanding balance of $6,385.

10

Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

APOLLO COMMERCIAL REAL ESTATE FINANCE

Subordinate Loans

Description ($ in thousands)	Location		Balance at 12/31/2015	Starting LTV	Ending LTV
Subordinate - Condo development[1]	New York	$	88,368	50%	61%
Subordinate - Pre-development loan[2]	London	$	81,048	40%	72%
Subordinate - Hotels	Various	$	75,000	64%	70%
Subordinate - Hotel[3]	Aruba	$	64,266	34%	59%
Subordinate - Pre-development loan	New York	$	55,000	33%	81%
Subordinate - Condo conversion	New York	$	52,418	41%	50%
Subordinate - Pre-development loan[4]	London	$	50,676	45%	81%
Subordinate - Healthcare portfolio[5]	UK	$	50,484	51%	69%
Subordinate - Hotel	New York	$	50,000	30%	73%
Subordinate - Industrial portfolio	New York	$	45,000	61%	79%
Subordinate - Healthcare portfolio	Various	$	39,223	55%	60%
Subordinate - Condo development[6]	New York	$	34,184	26%	50%
Subordinate - Industrial portfolio	Various	$	32,000	64%	72%
Subordinate - Condo development[1]	New York	$	30,000	61%	64%
Subordinate - Hotel	Arizona	$	25,000	46%	58%
Subordinate - Hotel portfolio	Minnesota	$	24,182	55%	67%
Subordinate - Multifamily[7]	Florida	$	22,000	66%	80%
Subordinate - Hotel	Washington D.C.	$	20,000	61%	69%
Subordinate - Hotel	California	$	20,000	58%	74%
Subordinate - Multifamily/Condo/Hotel	Various	$	19,500	76%	86%
Preferred Equity - Multifamily[7]	Florida	$	15,500	80%	89%
Subordinate - Ski resort	Montana	$	15,000	43%	56%
Subordinate - Office	New York	$	14,000	61%	70%
Subordinate - Office	Missouri	$	9,566	59%	69%
Subordinate - Office	Michigan	$	8,753	40%	52%
Subordinate - Mixed-use	North Carolina	$	6,525	61%	74%
Total/Weighted Average		$	947,693		68%



0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

(1) LTV is based upon the fully committed loan amount of $105,000; Both loans are secured by the same property. The $30,000 loan is structured as a corporate loan and has additional collateral.
(2) Based upon £55.0 million face amount converted to USD based upon the conversion rate on December 31, 2015.
(3) This is CMBS, held-to-maturity and is net of a participation sold. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2015, this participation sold had a carrying amount of $88,984.
(4) Based upon £34.4 million face amount plus PIK converted to USD based upon the conversion rate on December 31, 2015.
(5) Based upon £19.8 million face amount converted to USD based upon the conversion rate on December 31, 2015, net of participation sold of $29,250.
(6) LTV is based upon the fully committed loan amount of $75,000.
(7) Mezzanine loan and preferred equity are secured by the same portfolio of properties.

11

CMBS Portfolio[1]

CUSIP	Description
92978PAJ8	WBCMT 2006-C29 AJ
07388QAH2	BSCMS 2007-PW17 AJ
07401DAH4	BSCMS 2007PW18 AJ
46625YVZ3	JPMCC 2005-CB13 AJ
50180CAG5	LBUBS 2006-C7 AJ
60688CAJ5	MLCFC 2007-9 AJ
05947US25	BACM 2005-3 AJ
61756UAJ0	MSC 2007-1Q16 AJ
46629YAH2	JPMCC 2007-CB18AJ
17311QAE0	CGCMT 2007-C6 AJFX

CUSIP	Description
59025KAG7	MLMT 2007-C1 AM
22546BAH3	CSMC 2007-C5 AM
36159XAH3	GECMC 2007-C1 AM
46627QBC1	JMPCC 2006-CB15 AM
46631BAJ4	JPMCC 2007-LD11 AM
14986DAJ9	CD 2006-CD3 AJ
17311QBN9	CGCMT 2007-C6 AJ
17313KAK7	CGCMT 2008-C7 AJ
20047QAH8	COMM 2006-C7 AJ
61755YAK0	MSC 2007-IQ15 AJ

	Face	Amortized Cost	Remaining Weighted Average Life with Extensions (years)	Estimated Fair Value	Debt	Net Equity at Cost[2]
CMBS – Total	$ 511,482	$ 504,253	1.6 Years	$ 493,149	$ 433,904	$ 100,476

(1) Does not include CMBS, held-to-maturity.
(2) Includes $30.1 million of restricted cash related to the UBS Facility.

12

Portfolio Metrics – Quarterly Migration Summary

APOLLO
COMMERCIAL REAL ESTATE FINANCE

Portfolio Metrics ($ in thousands)	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
(Investment balances represent amortized cost)					
First Mortgage Loans	$ 994,301	$ 905,681	$ 704,040	$ 563,390	$ 458,520
Subordinate Loans[(1)]	966,343	926,304	894,926	736,838	625,881
CMBS	504,253	512,107	511,412	510,740	534,222
Total Investments	$ 2,464,897	$ 2,344,092	$ 2,110,378	$ 1,810,968	$ 1,618,623
(Investment balances represent net equity, at cost)					
First Mortgage Loans	$ 502,431	$ 604,148	$ 275,205	$ 421,862	$ 290,396
Subordinate Loans[(1)]	966,343	896,200	847,968	707,201	625,881
CMBS	100,476 [(4)]	108,330 [(4)]	107,635 [(4)]	106,963 [(4)]	110,279 [(4)]
Net Equity in Investments at Cost	$ 1,569,250	$ 1,608,678	$ 1,230,808	$ 1,236,026	$ 1,026,556
Levered Weighted Average Underwritten IRR[(2)]	13.8% [(5)]	13.9% [(5)]	14.6% [(5)]	14.2% [(5)]	13.4% [(5)]
Weighted Average Duration	3.1 Years	3.3 Years	3.1 Years	3.0 Years	3.2 Years
Loan Portfolio Weighted Average Ending LTV[(3)]	65.0%	61.0%	62.0%	62.0%	62.0%
Borrowings Under Repurchase Agreements	$ 925,774	$ 735,437	$ 878,352	$ 575,433	$ 622,194
Convertible Senior Notes	$ 248,173	$ 247,736	$ 247,305	$ 246,881	$ 246,464
Debt-to-Common Equity	1.1x [(6)]	0.9x [(6)]	1.2x [(6)]	0.9x [(6)]	1.2x [(6)]

(1) *Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $118,234. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.*

(2) *The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.*

(3) *Does not include CMBS.*

(4) *Includes $30.1 million of restricted cash related to the UBS Facility.*

(5) *Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the availability under the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such availability, the levered weighted average underwritten IRR will be lower than the amount shown above.*

(6) *Net of participations sold.*

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Financing Overview and Interest Rate Sensitivity

Weighted Average

Remaining Weighted Facility ($000s) Debt Balance Maturity(1) Average Rate

UBS Facility $ 133,899 2.7 Years 2.8%

Deutsche Bank Facility 300,005 2.3 Years 3.7% JPMorgan Facility 445,942 3.1 Years 2.6% Goldman Sachs Loan 45,928 3.3 Years 3.8%

Total Borrowings at December 31, 2015 $ 925,774 2.7 Years 2.9%

Variable Rate Investments & Liabilities ($000s)

ARI anticipates a 0.5% increase in LIBOR results in approximately a $0.09 per diluted share of common $1,720,909 stock increase in Operating

$1,170,367

Earnings annually(2)

Variable Rate Assets Net Equity $(550,542)

Variable Rate Liabilities

(1) Assumes extension options on the UBS Facility are exercised.

(2) Based upon the Company’s portfolio as of December 31, 2015, any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure.

Financials

Consolidated Balance Sheets

(in thousands—except share and per share data)

December 31, 2015 December 31, 2014 Assets:

Cash $67,415 $40,641 Restricted cash 30,127 30,127 Securities available-for-sale, at estimated fair value—17,105 Securities, at estimated fair value 493,149 522,730 Securities, held-to-maturity 153,193 154,283 Commercial mortgage loans, held for investment 994,301 458,520 Subordinate loans, held for investment 931,351 561,182 Investment in unconsolidated joint venture 22,583 37,016 Derivative assets 3,327 4,070 Interest receivable 16,908 10,829 Deferred financing costs, net 7,353 7,444 Other assets 236 1,200 Total Assets $2,719,943 $1,845,147

Liabilities and Stockholders’ Equity Liabilities:

Borrowings under repurchase agreements $ 925,774 $ 622,194 Convertible senior notes, net 248,173 246,464 Participations sold 118,201 89,584 Accounts payable and accrued expenses 9,246 7,578 Payable to related party 5,297 3,240 Dividends payable 37,828 21,018 Total Liabilities 1,344,519 990,078

Stockholders’ Equity:

Preferred stock, $0.01 par value, 50,000,000 shares authorized:

Series A Preferred stock, 3,450,000 shares issued and outstanding ($86,250 aggregate liquidation preference) in 2015 and 2014 35 35 Series B Preferred stock, 8,000,000 shares issued and outstanding ($200,000 aggregate liquidation preference) in 2015 80 -Common stock, $0.01 par value, 450,000,000 shares authorized 67,195,252 and 46,900,442 shares issued and outstanding in 2015 and 2014, respectively 672 469 Additional paid-in-capital 1,410,138 868,035 Retained earnings (accumulated deficit) (32,328) (10,485) Accumulated other comprehensive loss (3,173) (2,985) Total Stockholders’ Equity 1,375,424 855,069 Total Liabilities and Stockholders’ Equity $2,719,943 $1,845,147

Consolidated Statements of Operations

Three months ended Twelve months ended

December 31, December 31, December 31, December 31, 2015 2014 2015 2014 Net interest income:

Interest income from securities $8,343 $8,275 $ 33,188 $21,189 Interest income from securities, held to maturity 2,704 3,165 12,054 4,613 Interest income from commercial mortgage loans 18,846 9,328 56,092 27,802 Interest income from subordinate loans 25,623 17,021 90,830 69,743 Interest expense (12,275) (10,740) (48,861) (26,541)

Net interest income 43,241 27,049 143,303 96,806

Operating expenses:

General and administrative expenses (includes $1,693 and $4,387 of equity-based compensation in 2015 and $481 and $1,576 in 2014, respectively) (2,979) (1,796) (9,492) (6,151) Management fees to related party (5,294) (3,236) (16,619) (11,960)

Total operating expenses (8,273) (5,032) (26,111) (18,111)

Income from unconsolidated joint venture 2,972 (69) 3,464 (157) Other income 983 9 1,239 34 Realized loss on sale of securities — (443) -Unrealized gain/(loss) on securities (11,618) (639) (17,408) 4,147 Foreign currency gain/(loss) (3,121) (1,413) (4,894) (4,050) Gain/(loss) on derivative instruments 3,054 2,137 4,106 4,070

Net income $27,238 $22,042 $103,256 $82,739

Preferred dividends (5,860) (1,860) (11,884) (7,440)

Net income available to common stockholders $21,378 $20,182 $91,372 $75,299

Basic and diluted net income per share of common stock $0.32 $0.43 $1.54 $1.72 Basic weighted average shares of common stock outstanding 67,146,882 46,852,646 58,674,046 43,464,255 Diluted weighted average shares of common stock outstanding 67,754,673 47,085,617 59,273,280 43,684,805 Dividend declared per share of common stock $0.46 $0.40 $1.78 $1.60

Reconciliation of Operating Earnings to Net Income

Three Months Ended

Earnings Per Share Earnings Per Share December 31, 2015 (Diluted) December 31, 2014 (Diluted) Operating Earnings:

Net income available to common stockholders $ 21,379 $ 0.32 $20,182 $ 0.43

Adjustments:

Equity-based compensation expense 1,693 0.02 481 0.01 Unrealized loss on securities 11,618 0.17 639 0.01 (Gain) on derivative instruments (3,054) (0.05) (2,137) (0.04) Foreign currency loss 3,121 0.05 1,413 0.03 Amortization of convertible senior notes related to equity reclassification 564 0.01 532 0.01

Income from unconsolidated joint venture (2,969) (0.04) 69 -Total adjustments: 10,973 0.16 997 0.02

Operating Earnings $ 32,352 $ 0.48 $ 21,179 $ 0.45

Basic weighted average shares of common stock outstanding 67,146,882 46,852,646

Diluted weighted average shares of common stock outstanding 67,754,673 47,085,617

Twelve Months Ended

Earnings Per Share Earnings Per Share December 31, 2015 (Diluted) December 31, 2014 (Diluted) Operating Earnings:

Net income available to common stockholders $ 91,372 $ 1.54 $ 75,299 $ 1.72

Adjustments:

Equity-based compensation expense 4,387 0.08 1,576 0.04 Unrealized (gain)/loss on securities 17,408 0.29 (4,147) (0.09) (Gain) on derivative instruments (4,106) (0.07) (4,070) (0.09) Foreign currency loss 4,894 0.08 4,050 0.09 Amortization of convertible senior notes related to equity reclassification 2,206 0.04 1,117 0.02

Income from unconsolidated joint venture (3,464) (0.06) 157 -Total adjustments: 21,325 0.36 (1,317) (0.03)

Operating Earnings $ 112,697 $ 1.90 $ 73,982 $ 1.69

Basic weighted average shares of common stock outstanding 58,674,046 43,464,225

Diluted weighted average shares of common stock outstanding 59,273,280 43,684,805

Financial Metrics – Quarterly Migration Summary

APOLLO
COMMERCIAL REAL ESTATE FINANCE

Financial Metrics ($ in thousands, except per share data)	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Net Interest Income	$ 43,241	$ 38,691	$ 32,817	$ 28,554	$ 27,049
Management Fee	5,294	4,097	3,887	3,341	3,236
General and Administrative Costs	1,693	1,343	1,238	1,238	1,315
Non-Cash Stock Based Compensation	1,286	756	821	1,117	481
Net Income Available to Common Stockholders	$ 21,378	$ 23,543	$ 22,798	$ 23,653	$ 20,182
GAAP Diluted EPS	$ 0.32	$ 0.39	$ 0.39	$ 0.47	$ 0.43
Operating Earnings(1)	$ 32,352	$ 31,742	$ 26,385	$ 22,222	$ 21,179
Operating Diluted EPS(1)	$ 0.48	$ 0.53	$ 0.45	$ 0.44	$ 0.45
Distributions Declared to Common Stockholders	$ 0.46	$ 0.44	$ 0.44	$ 0.44	$ 0.40
GAAP Book Value per Share of Common Stock	$ 16.21	$ 16.35	$ 16.41	$ 16.44	$ 16.39
Total Stockholders' Equity	$ 1,375,424	$ 1,384,395	$ 1,044,844	$ 1,046,482	$ 855,069
Diluted weighted average shares of common stock outstanding	67,754,673	59,934,008	59,022,217	50,171,687	47,085,617
Return on Common Equity Based on Operating Earnings(2)	11.8%	12.8%	11.0%	10.9%	11.0%

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, and (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.*

(2) *Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders' equity for the period.*

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